                                                                    Exhibit 10.2



THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE RESTRICTED AS DESCRIBED HEREIN.


                              WATTAGE MONITOR INC.

        Warrant to purchase _________ shares of Series B Preferred Stock,
                            $.01 par value per share


No. ___                                                       February ___, 1999

         THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ________________ ("_______" or the "Holder"), is entitled to subscribe for and purchase from Wattage Monitor Inc., a Nevada corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time, during the period commencing 181 days after the date (the "Trigger Date") of the closing of the merger of WattMonitor LLC into the Company, pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 26, 1999, by and between WattMonitor LLC and the Company, and expiring at 5:00 p.m. on December 15, 1999 (the "Exercise Period"), ____________ shares of the Company's Series B Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), at an exercise price (the "Exercise Price") per share equal to $1.00. The designation of the rights and preferences (the "Series B Designation") of the Series B Preferred Stock shall be as set forth in Exhibit 2.05(a)(ii) of the Merger Agreement. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. As used herein, the term "Holder" shall include any transferee to whom this Warrant has been transferred in accordance with the terms hereof.

         The number of shares of Series B Preferred Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         1. Subject to the provisions of Section 2, this Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by transmission by telecopy of the Election to Exercise, followed within three (3) business days by the surrender of this Warrant (with the Election to Exercise attached hereto duly executed) to the Company at its office at 1100 Kietzke Street, Reno, Nevada 89502, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price").

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. Within five
(5) business days after each such exercise of this Warrant and receipt by the Company of this Warrant, the Election to Exercise and the Aggregate Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant register (the "Warrant Register") as they are issued.


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

The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge of the general counsel of the Company that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the Warrant of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

         4. On or prior to the Trigger Date, the Company will take all necessary actions to authorize and adopt the Series B Designation, and at all times thereafter until the expiration or termination of this Warrant, shall reserve and keep available out of its authorized and unissued preferred stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant and all other Series B Warrants, such number of shares of preferred stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of preferred stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. The issuance of any Warrant, Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares or other securities, except as otherwise required by law, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes. Notwithstanding anything contained herein, all applicable transfer taxes shall be borne by the Holder.

         6. The Company shall use its best efforts to register the shares of Common Stock underlying the Series B Preferred Stock with the Securities and Exchange Commission as soon as reasonably practicable after the issuance of the Series B Preferred Stock (but, in any event, within 75 days thereafter). The Company shall use its best efforts to have such registration declared effective as soon as reasonably practicable after filing with the SEC and shall keep such registration statement effective for a period of at least one (1) year. In connection with the registration statement, the Company shall indemnify the Holders against all losses, claims or damages resulting from any untrue or allegedly untrue statement of material fact contained in the registration statement, or any omission or alleged omission of a material fact required to be stated in the registration statement to make the statements therein not misleading; provided, however, that such indemnification shall not extend to any Holder to the extent any such claim for indemnification is based on information furnished by such Holder to the Company in writing for use in connection with the registration statement, which information contains any untrue or allegedly untrue statement of material fact contained in the registration statement or any omission or alleged omission of a material fact required to be stated in the registration statement to make the statements therein not misleading. All expenses incurred in connection with the preparation and filing of the registration statement and stock market listing fees shall be paid by the Company.

         7. Unless registered, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS."

         8. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and, if reasonably requested, an indemnity reasonably acceptable to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         9. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         10. This Warrant shall be extinguished and any and all rights granted herein shall be null and void in the event (i) that the Trigger Date does not occur on or before March 2, 1999, or (ii) Verus Capital Corp., as agent for the Holder, receives a notice of sale (the "Notice of Sale") from the Company stating that the Company intends to sell equity securities in an aggregate principal amount of not less than $7,000,000 to a non-affiliate, and the Holder fails to exercise this Warrant within thirty (30) days from the date of the Notice of Sale.

         11. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the rules governing the conflicts of laws.

         12. The parties hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Warrant, or a breach of this Warrant.

          [Warrant to Purchase Series B Preferred Stock Signature Page]

Dated: February 25, 1999

                                            WATTAGE MONITOR INC.


                                            By: __________________________
                                            Name: Ajmal Khan
                                            Title:  President

                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Series B Preferred Stock, $.01 par value per share, of Wattage Monitor Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ________________


                                             Signature ________________________


Signature Guaranteed:

                                     NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To: Wattage Monitor Inc.

                              ELECTION TO EXERCISE

         The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith [in the amount of $_________] in accordance with the terms thereof, certifies that he owns this Warrant free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:






                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: _____________                    Name: __________________________________
                                                         (Print)

Address: _______________________________________________________________________



                                           _____________________________________
                                                       (Signature)


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